UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2017

INLAND RESIDENTIAL PROPERTIES TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-55765 (Commission File Number)	80-0966998 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

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Explanatory Note

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Inland Residential Properties Trust, Inc. (which may be referred to herein as the “Registrant,” the “Company,” “we,” “our” or “us”) hereby amends the Current Report on Form 8-K filed on August 2, 2017 (the “Original Report”) to provide the required financial information relating to our acquisition of Verandas at Mitylene, located in Montgomery, Alabama, as described in the Original Report.

Item 9.01	Financial Statements and Exhibits.

(a)       Financial statements of business acquired.

Verandas at Mitylene	Page
Independent Auditors’ Report	F-1
Historical Summary of Gross Income and Direct Operating Expenses for the six month period ended June 30, 2017 (unaudited) and the year ended December 31, 2016	F-2
Notes to Historical Summary of Gross Income and Direct Operating Expenses for the six month period ended June 30, 2017 (unaudited) and the year ended December 31, 2016	F-3

(b)       Pro forma financial information.

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Index to Financial Statements

Verandas at Mitylene	Page
Independent Auditors’ Report	F-1
Historical Summary of Gross Income and Direct Operating Expenses for the six month period ended June 30, 2017 (unaudited) and the year ended December 31, 2016	F-2
Notes to Historical Summary of Gross Income and Direct Operating Expenses for the six month period ended June 30, 2017 (unaudited) and the year ended December 31, 2016	F-3

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Independent Auditors’ Report

The Board of Directors and Stockholders

Inland Residential Properties Trust, Inc.:

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of the Verandas at Mitylene for the year ended December 31, 2016, and the related notes (the Historical Summary).

Management’s Responsibility for the Historical Summary

Management is responsible for the preparation and fair presentation of the Historical Summary in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Historical Summary that is free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the Historical Summary based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Historical Summary. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the Historical Summary, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the Historical Summary in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Historical Summary.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 2 of the Historical Summary for the year ended December 31, 2016, in accordance with U.S. generally accepted accounting principles.

Emphasis of Matter

We draw attention to Note 2 of the Historical Summary, which describes that the accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the filing of Form 8-K/A of Inland Residential Properties Trust, Inc.) and is not intended to be a complete presentation of the Verandas at Mitylene’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ KPMG LLP

Chicago, Illinois

October 11, 2017

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VERANDAS AT MITYLENE

Historical Summary of Gross Income and Direct Operating Expenses

For the six month period ended June 30, 2017 (unaudited) and the year ended December 31, 2016

	Six Months Ended June 30, 2017 (unaudited)	Year Ended December 31, 2016
Gross income:
Rental income	$1,627,644	$3,291,538
Other property income	194,102	405,086
Total gross income	1,821,746	3,696,624
Direct operating expenses
Property operating expenses	584,286	1,149,270
Real estate taxes	112,528	227,118
Total direct operating expenses	696,814	1,376,388
Excess of gross income over direct operating expenses	$1,124,932	$2,320,236

See accompanying notes to historical summary of gross income and direct operating expenses.

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VERANDAS AT MITYLENE

Notes to Historical Summary of Gross Income and Direct Operating Expenses

For the six month period ended June 30, 2017 (unaudited) and the year ended December 31, 2016

(1)       Business

Verandas at Mitylene (the “Property”) is located in Montgomery, Alabama.  The Property is a 376,968 square foot, 332-unit apartment community.  As of December 31, 2016, the Property was 89% leased, with 297 residential units leased. Inland Residential Properties Trust, Inc. (the “Company”), through an indirect wholly-owned subsidiary, acquired a fee simple interest in the Property on July 27, 2017 from Verandas at Mitylene, LLC, an unaffiliated third party.

(2)       Basis of Presentation

The Historical Summary of Gross Income and Direct Operating Expenses (the “Historical Summary”) has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission (the “SEC”) Regulation S-X and for inclusion in the Form 8-K/A of the Company to be filed with the SEC and is not intended to be a complete presentation of the Property’s revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

The unaudited Historical Summary for the six months ended June 30, 2017 has been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information. Accordingly, it does not include all of the information and footnotes required by GAAP for complete financial statements. In the opinion of management of the Company, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included. The Historical Summary for the six months ended June 30, 2017 is not necessarily indicative of the expected results for the entire year ended December 31, 2017.

The Historical Summary is being presented for the most recent year available instead of the three most recent years based on the following factors: (1) the Property was acquired from an unaffiliated party; and (2) based on due diligence of the Property conducted by the Company, management is not aware of any material factors related to the Property that would cause this financial information not to be indicative of future operating results.

(3)       Gross Income

The Company leases residential units at the Property under operating leases generally with terms of one year. Rental income attributable to residential leases is recorded when due from residents. Rental income includes rent net of concessions.

Other property income consists of charges billed to tenants for utilities, parking, storage, administrative expenses, application and other fees. Other property income is recognized when earned.

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VERANDAS AT MITYLENE

Notes to Historical Summary of Gross Income and Direct Operating Expenses

For the six month period ended June 30, 2017 (unaudited) and the year ended December 31, 2016

(4)       Direct Operating Expenses

Direct operating expenses include only those expenses expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Expenses such as depreciation and interest expense related to mortgage debt not assumed are excluded from the Historical Summary.

(5)       Management Fees

The seller of the Property charged a property management fee of 4.00% of gross receipts. The seller of the property incurred management fees of $71,151 and $143,693 which are included in property operating expenses for the six months ended June 30, 2017 and the year ended December 31, 2016, respectively.

(6)       Subsequent Events

Subsequent to June 30, 2017, and through October 11, 2017, the date through which management evaluated subsequent events and on which date the Historical Summary was issued, management did not identify any subsequent events requiring additional disclosure.

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INLAND RESIDENTIAL PROPERTIES TRUST, INC.

(A Maryland Corporation)

Pro Forma Consolidated Balance Sheet

June 30, 2017

(Unaudited)

The following unaudited Pro Forma Consolidated Balance Sheet is presented as if the acquisition and financing of the Property had occurred on June 30, 2017.

This unaudited Pro Forma Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been at June 30, 2017, nor does it purport to represent our future financial position. Pro forma adjustments have been made for the acquisition of the Property.

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INLAND RESIDENTIAL PROPERTIES TRUST, INC.

(A Maryland Corporation)

Pro Forma Consolidated Balance Sheet

June 30, 2017

(Unaudited)

	Historical (A)	Pro Forma Adjustments (B)	Pro Forma
ASSETS
Assets:
Real estate:
Land	$7,794,219	$3,050,000	$10,844,219
Building and other improvements	59,885,396	33,070,466	92,955,862
Total real estate	67,679,615	36,120,466	103,800,081
Less: accumulated depreciation	(2,682,959)	—	(2,682,959)
Net real estate (C)	64,996,656	36,120,466	101,117,122
Cash and cash equivalents (E)	17,168,529	(14,751,484)	2,417,045
Accounts and rent receivable	26,628	—	26,628
Acquired in place lease intangibles, net (C) (D)	532,994	510,908	1,043,902
Other assets (C)	289,259	(15,680)	273,579
Total assets	$83,014,066	$21,864,210	$104,878,276

LIABILITIES AND EQUITY
Liabilities:
Mortgages payable, net (C)	$50,395,683	$21,864,210	$72,259,893
Accounts payable and accrued expenses	427,425	—	427,425
Distributions payable	176,259	—	176,259
Due to related parties	6,116,366	—	6,116,366
Other liabilities	233,532	—	233,532
Total liabilities	57,349,265	21,864,210	79,213,475

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $.001 par value, 50,000,000 shares authorized, none outstanding	—	—	—
Class A common stock, $.001 par value, 320,000,000 shares authorized, 1,354,006 shares issued and outstanding as of June 30, 2017	1,354	—	1,354
Class T common stock, $.001 par value, 40,000,000 shares authorized, 388,824 shares issued and outstanding as of June 30, 2017	388	—	388
Class T-3 common stock, $.001 par value, 40,000,000 shares authorized, 79,362 shares issued and outstanding as of June 30, 2017	79	—	79
Additional paid in capital (net of offering costs of $10,046,720 as of June 30, 2017)	34,456,882	—	34,456,882
Distributions and accumulated losses	(8,793,902)	—	(8,793,902)
Total stockholders’ equity	25,664,801	—	25,664,801
Total liabilities and stockholders’ equity	$83,014,066	$21,864,210	$104,878,276

See accompanying notes to pro forma consolidated balance sheet.

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INLAND RESIDENTIAL PROPERTIES TRUST, INC.

(A Maryland Corporation)

Notes to Pro Forma Consolidated Balance Sheet

June 30, 2017

(Unaudited)

(A)	The historical column represents the Company’s Consolidated Balance Sheet as of June 30, 2017 as filed with the Securities and Exchange Commission on Form 10-Q.

(B)	The pro forma adjustments column includes adjustments related to the acquisition of the Property on July 27, 2017 and the related mortgage financing and is detailed below.

Verandas at Mitylene
Net investment properties	$36,120,466
Intangible assets, net	$510,908
Mortgages payable (net of debt issuance costs)	$21,864,210

(C)	The aggregate purchase price of the Property was $36,550,000, plus closing costs of approximately $81,000. The purchase was funded with proceeds from financing in the amount of $21,930,000 (excluding debt issuance costs) and the remainder was funded by cash on hand and offering proceeds. The Company recorded the cost of tangible assets and identifiable intangible assets acquired based on their estimated fair values. On June 30, 2017, the following amounts were recognized for major assets acquired as of the acquisition date.

Property	New assets acquired
Verandas at Mitylene
Land	$3,050,000
Building and improvements	32,023,592
Furniture, fixtures and equipment	1,046,874
Acquired lease intangible	510,908
Total	$36,631,374

The Company funded the purchase by obtaining a fixed rate loan in an aggregate principal amount of $21,930,000 with an interest rate of 3.88% per annum that is secured by a first priority mortgage on the Property. The mortgage loan matures on August 1, 2027.

(D)	Acquired lease intangibles represent the difference between the Property valued with existing in place leases and the Property valued as if vacant. The value of the acquired intangibles will be amortized over the lease term.

(E)	Pro forma cash adjustment of $(14,751,484) represents the difference between the pro forma net acquisition price and estimated debt issuance costs paid of $65,790, and the pro forma net acquisition price of investments in real estate.

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INLAND RESIDENTIAL PROPERTIES TRUST, INC.

(A Maryland Corporation)

Pro Forma Consolidated Statement of Operations

For the six months ended June 30, 2017

(Unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations is presented to give effect to the acquisition and financing of the Property as though it occurred on January 1, 2016. Pro forma adjustments have been made for the acquisition of the Property.

This unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the six months ended June 30, 2017, nor does it purport to represent the Company’s future results of operations.

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INLAND RESIDENTIAL PROPERTIES TRUST, INC.

(A Maryland Corporation)

Pro Forma Consolidated Statement of Operations

For the six months ended June 30, 2017

(Unaudited)

	Historical (A)	Pro Forma Adjustments (B)	Pro Forma
Income:
Rental income	$2,198,454	$1,627,644	$3,826,098
Other property income	244,505	194,102	438,607
Total income	2,442,959	1,821,746	4,264,705

Expenses:
Property operating expenses	696,666	543,550	1,240,216
Real estate tax expense	253,999	112,528	366,527
General and administrative expenses	694,517	40,736	735,253
Business management fee	160,455	109,650	270,105
Acquisition related costs (C)	71,479	—	71,479
Depreciation and amortization (D)	978,707	1,107,905	2,086,612
Total expenses	2,855,823	1,914,369	4,770,192

Operating loss	(412,864)	(92,623)	(505,487)

Interest expense (E)	(675,550)	(428,732)	(1,104,282)
Interest and other income	24,514	—	24,514

Net loss	$(1,063,900)	(521,355)	$(1,585,255)

Net loss per common share, basic and diluted	$(0.67)		$(0.87)

Weighted average number of common shares outstanding, basic and diluted (F)	1,595,207		1,822,192

See accompanying notes to pro forma consolidated statement of operations.

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INLAND RESIDENTIAL PROPERTIES TRUST, INC.

(A Maryland Corporation)

Notes to Pro Forma Consolidated Statement of Operations

For the six months ended June 30, 2017

(Unaudited)

(A)	The historical column represents the Company’s Consolidated Statement of Operations for the six months ended June 30, 2017 as filed with the Securities and Exchange Commission on Form 10-Q.

(B)	Total pro forma adjustments for the acquisition consummated through the date of this filing are as though the Property was acquired January 1, 2016. Total income, property operating expenses and real estate taxes for the six months ended June 30, 2017 are based on information provided by the seller of the Property.

(C)	No acquisition related costs associated with the Property were recorded.

(D)	Investment properties will be depreciated on a straight-line basis based upon estimated useful lives of 30 years for buildings and improvements, and 3 to 15 years for furniture, fixtures and equipment and site improvements. The portion of the purchase price allocated to in place lease intangibles will be amortized on a straight-line basis over the life of the related leases as a component of amortization expense.

(E)	The pro forma adjustments relating to incremental interest expense were based on the following debt terms:

Principal Balance	Stated Interest Rate Per Annum	Maturity Date
$21,930,000	3.88%	August 1, 2027

(F)	The pro forma weighted average shares of common stock outstanding for the six months ended June 30, 2017 was calculated assuming all shares sold through June 30, 2017 were issued on January 1, 2016.

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INLAND RESIDENTIAL PROPERTIES TRUST, INC.

(A Maryland Corporation)

Pro Forma Consolidated Statement of Operations

For the year ended December 31, 2016

(Unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations is presented to give effect to the acquisition and financing of the Property as though it occurred on January 1, 2016. Pro forma adjustments have been made for the acquisition of the Property.

This unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the year ended December 31, 2016, nor does it purport to represent our future results of operations.

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INLAND RESIDENTIAL PROPERTIES TRUST, INC.

(A Maryland Corporation)

Pro Forma Consolidated Statement of Operations

For the year ended December 31, 2016

(Unaudited)

	Historical (A)	Pro Forma Adjustments (B)	Pro Forma
Income:
Rental income	$3,570,084	$3,291,538	$6,861,622
Other property income	355,289	405,086	760,375
Total income	3,925,373	3,696,624	7,621,997

Expenses:
Property operating expenses	1,181,819	1,063,046	2,244,865
Real estate tax expense	353,212	227,118	580,330
General and administrative expenses	1,196,519	86,224	1,282,743
Business management fee	274,540	219,300	493,840
Acquisition related costs (C)	29,607	—	29,607
Depreciation and amortization (D)	1,822,246	2,215,810	4,038,056
Total expenses	4,857,943	3,811,498	8,669,441

Operating loss	(932,570)	(114,874)	(1,047,444)

Interest expense (E)	(1,379,761)	(857,463)	(2,237,224)
Interest and other income	4,912	—	4,912

Net loss	$(2,307,419)	$(972,337)	$(3,279,756)

Net loss per common share, basic and diluted	$(2.80)		$(2.09)

Weighted average number of common shares outstanding, basic and diluted (F)	824,457		1,568,629

See accompanying notes to pro forma consolidated statement of operations.

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INLAND RESIDENTIAL PROPERTIES TRUST, INC.

(A Maryland Corporation)

Notes to Pro Forma Consolidated Statement of Operations

For the year ended December 31, 2016

(Unaudited)

(A)	The historical column represents the Company’s Consolidated Statement of Operations for the year ended December 31, 2016 as filed with the Securities and Exchange Commission on Form 10-K.

(B)	Total pro forma adjustments for the acquisition consummated through the date of this filing are as though the Property were acquired January 1, 2016. Total income, property operating expenses and real estate taxes for the year ended December 31, 2016 are based on information provided by the seller of the Property.

(C)	No acquisition related costs associated with the Property were recorded.

(D)	Investment properties will be depreciated on a straight-line basis based upon estimated useful lives of 30 years for buildings and improvements, and 3 to 15 years for furniture, fixtures and equipment and site improvements. The portion of the purchase price allocated to in place lease intangibles will be amortized on a straight-line basis over the life of the related leases as a component of amortization expense.

(E)	The pro forma adjustments relating to incremental interest expense were based on the following debt terms:

Principal Balance	Stated Interest Rate Per Annum	Maturity Date
$21,930,000	3.88%	August 1, 2027

(F)	The pro forma weighted average shares of common stock outstanding for the year ended December 31, 2016 was calculated assuming all shares sold through December 31, 2016 were issued on January 1, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND RESIDENTIAL PROPERTIES TRUST, INC.

Date:	October 11, 2017	By:	/s/ David Z. Lichterman
		Name:	David Z. Lichterman
		Title	Vice President, Treasurer and Chief Accounting Officer